Exhibit 99.2

November 30, 2011

Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to the Company's most recent Form 10-K and subsequent filings on Form 8-K and 10-Q. Any forward- looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements. 2

3 PowerSecure: Utility Focused Utilities and their Large Customers

Electric Utilities 4 Our Products, Services, and Customers Chart shows revenues for the Last 12 Months ("LTM") ended September 2011. Industrial and Military Solutions Commercial and Retail Solutions Healthcare Solutions Data Center Solutions

Our 2015 Goals Our 2015 Goals 5 Double Digit Operating Margin

6 Revenue Gross Margin % Millions of Dollars Our Track Record $100 Revenue from completed Publix Super Markets Projects

(CHART) (CHART) 7 Revenue E.P.S. Millions of Dollars Earnings per Share 2011's Strong Positive Business Progression Non-GAAP GAAP $0.25 $0.90 $0.05 Note: See Non-GAAP Reconciliations in Appendix

8 We Have a Strong Balance Sheet CashRevolverCapital Leases $33 million$10 million drawn$4 million 3Q11 KeyBalance SheetMetrics

9 Our IDG(r) Power Systems: Smart Grid Efficiencies + Standby Power = ROI Electric Utility Customer Facility PowerSecure Smart Grid Monitoring Center Interactive Distributed Generation(r) System 24/7 Monitoring for Standby and Peak Shaving Proprietary Internet-based Monitoring, Dispatch, and Control "No Pain" Demand Response Utility Tariff and Interconnect Experts

10 Wholesale Price per kWh % of Time Price Level Exists 1. Top Figure -- Source: SP 15 California Price for Day Ahead Power, January 2001-March 2008, as reported by EconStats.com.2. Bottom Figure -- Source: PowerSecure data, utility demand curve for a winter day. Our DG Systems have Operated Over 10,000 Times in 2011 (through September) Optimizing Cost During 200-250 Hours Annually of Highest Peak Demand Peak Shaving Savings Electricity Demand

Distributed Generation Business Model: "Customer-Owned" and "PowerSecure-Owned"

System Sale (Project-based) Model

Customer-Owned Generation


PowerSecure Revenue
Cost of Sales
Gross Margin
PowerSecure Monitoring Revenue
Year 0
Year 1
Year 2
Year 3
Year 4
... Year N

Recurring Revenue Model

PowerSecure-Owned Generation


PowerSecure Capital
PowerSecure Recurring Revenue
Cost of Sales
Operating Margin
Capital
Year 1
Year 2
Year 3
Year 4
... Year N

11

PowerSecure

… And they Provide Customers with Mission-Critical Backup Power

- During 2011, our Statistics Show our Customer's Average Power Outage Lasted 3 hrs 45 min
- The Lack of Backup Power Costs the U.S. $80 Billion Annually(1)
- Less than 3% of U.S. Commercial and Industrial Power is "Backed Up"(2)
  - Distributed Power Systems are Limited to just 18,160 Generators with 21,000 Megawatts of Capacity(2) (Out of the Total 1,000,000 Megawatts of U.S. Capacity)
- Distributed Generation Systems Address Growing Security Concerns with U.S. Electric Grid
  - *"… the unreliability of generation from wind and solar means that reliable generation must backup every kilowatt-hour…"* (Dr. Lester Lave, Carnegie Mellon, U.S. Senate Testimony, Feb 2009)
  - *"The main problems with electricity are the fragility, and… vulnerability, of the national grid… It is susceptible to extended outage from natural disaster or sabotage…"* (Report of the Defense Science Board Task Force on Department of Defense Energy Strategy, Feb 2008)

(1) *Berkeley Lab Study, 2004*
(2) *EIA data, and PowerSecure estimates using EIA data*

12

PowerSecure

Utility Infrastructure: An Extension of our Core Competencies and Utility Relationships





- Transmission & Distribution Maintenance and Construction
- Substation Products and Services
- Advanced Metering and Lighting Installations
- Storm Restoration
- Utility Engineering and Design Services
- Regulatory and Rate Design Consulting
- The Future (Now): PowerSecure MicroGrid and SmartStation Products

13

Power Secure

Utility Infrastructure: Business Progression and Growth

- **Our Utility Infrastructure Investment and Progression**
  - 2005 – Launched Utility Engineering Business
  - 2006 – Initiated Larger Scale Infrastructure Projects for Utility Partners and their Federal Customers
  - 2007 – Launched Utility Services Business
  - 2009 – 3 Major Investor-Owned Utilities Initiate PowerSecure UtilityServices Crews
  - 2010 – 1st Major Award: $30 Million, 3-Year Award Serving Major IOU
  - 2011 – Serving 9 Investor-Owned Utilities (13 Operating Divisions)
- **Our Goal: $100 Million Business in 5 Years**
  - Industry Transmission & Distribution Investment is Estimated to be $890 Billion from 2010-2030[1] (Average of over $40 Billion/Year)
  - Capitalize on our "People Advantage"
  - Investing in "Technology Advantage" – PowerSecure "SmartStation" and "MicroGrid"

(1) The Brattle Group, November 2008 – "Transforming America's Power Industry – The Investment Challenge 2010-2030"

14

Energy Efficiency: LED Lighting for Retailers







- EfficientLights® - LED-Based Lighting
  - Grocery, Drug, and Convenience Stores
  - Replaces to Traditional Fluorescent Lighting
  - Reduces Lighting Energy Use by 70%
  - Reduces Maintenance Cost (10 Year LED Light versus 2 Year Fluorescent)
  - Reduces Stores' Carbon Footprint/Eliminates Mercury-containing Fluorescent Lights
- EfficientLights Product Suite
  - Refrigerated Case Door Light (Flagship Product)
  - Walk-in Freezer Light (1H11 First Revenue)
  - Open Refrigerated Case Shelf and Canopy Lights (1H11 First Revenue)
  - Parking Lot Light (2012)
- The Market: Refrigerated Case Retrofits $1 Billion+, Street Lights $30 Billion

15

PowerSecure

Energy Efficiency: LED Lighting for Utilities, OEMs, Electronics Manufacturers



- Growth Catalysts:
  - <u>"SecureLite" Area Light</u> -- for Utilities and Municipalities (Introduced 2H10)
    - Energy and Maintenance Savings Drive Strong Payback
    - Opportunity: Replace Millions of Area Lights Across U.S
  - <u>"PowerLite" Street Lights</u> -- for Utilities and Municipalities (Introduced 1H11)
  - <u>Power Drivers</u>
    - The Market: Hundreds of Millions -- Power Driver is Major Component in Every LED Light
    - Fortune 500 Lighting Electronics Companies, and OEMs
  - <u>New Commercial and Industrial Lighting</u>
    - Overhead Lighting Replacements
    - Specialty Products
- LED Lighting Market is Over $100 Billion

16

Power Secure

17 ....As Our Energy Solutions Deliver Value to a Growing List of Utility Partners and Customers

NASDAQ: POWRwww.PowerSecure.com 18 Questions?

Non-GAAP Financial Measures 19

Non-GAAP Financial Measures 20

Non-GAAP Financial Measures 21